UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 30, 2021

Date of report (Date of earliest event reported)

Grayscale Bitcoin Trust (BTC)

(Exact name of registrant as specified in its charter)

Delaware	000-56121	46-7019388
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

290 Harbor Drive, 4th Floor

Stamford, Connecticut 06902

(Address of Principal Executive Offices) (Zip Code)

(212) 668-1427

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

          Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 30, 2021, the board (the “Board”) of Grayscale Investments, LLC, the sponsor (the “Sponsor”) of Grayscale Bitcoin Trust (BTC) (the “Trust”), approved the purchase by Digital Currency Group, Inc. (“DCG”), the parent company of the Sponsor, of up to $750 million worth of shares of the Trust. Subsequently, DCG authorized such purchase. This increases DCG’s prior authorization to purchase up to $250 million worth of shares by $500 million. Through April 30, 2021, DCG has purchased $193.5 million worth of shares. DCG plans to use cash on hand to fund the purchases and will make the purchases on the open market, at management’s discretion, in compliance with Rule 10b-18 under the Securities Exchange Act of 1934 (the “Exchange Act”). The share purchase authorization does not obligate DCG to acquire any specific number of shares in any period, and may be expanded, extended, modified, or discontinued at any time. The actual timing, amount and value of share purchases will depend entirely upon a number of factors, including the levels of cash available, price, and prevailing market conditions. DCG will not effect any purchases while the Trust is engaged in private placement activities or immediately prior to the commencement of such activities. Information regarding stock purchases will be available in the Trust’s periodic reports filed with the Securities and Exchange Commission on Forms 10-K and 10-Q as required by the applicable rules of the Exchange Act. A copy of the press release announcing DCG’s plan to purchase shares of the Trust is attached to this Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

99.1	Press Release Announcing Digital Currency Group’s Plan to Increase Purchase of Shares of Grayscale Bitcoin Trust (OTCQX: GBTC)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2021

Grayscale Investments, LLC as Sponsor of Grayscale Bitcoin Trust (BTC)*

By:	/s/ Michael Sonnenshein
Michael Sonnenshein Chief Executive Officer

*

As the Registrant is a trust, this report is being filed on behalf of the Registrant by Grayscale Investments, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of Grayscale Investments, LLC.